                                                                     Exhibit 10H


           CONDITIONAL WAIVER AND AMENDMENT NO. 2 TO CREDIT AGREEMENT
                                       AND
                      AMENDMENT TO CERTAIN CREDIT DOCUMENTS


     CONDITIONAL WAIVER AND AMENDMENT NO. 2, dated November 10, 1998 (this "Waiver and Amendment") to the CREDIT AGREEMENT, dated May 21, 1998 (the "Credit Agreement"), among Apogee Enterprises, Inc., a Minnesota corporation (the "Borrower"), each of the lenders from time to time parties thereto (collectively the "Lenders", including the Lenders parties to the original Credit Agreement and Lenders parties to the Credit Agreement by virtue of the Master Assignment and Acceptance, dated August 12, 1998 and effective August 14, 1998), and The Bank of New York, as L/C Issuer, Administrative Agent for the Lenders and Swing Line Lender, as such Credit Agreement was amended by AMENDMENT NO. 1, dated July 22, 1998 ("Amendment No. 1"). This Waiver and Amendment also amends certain other Credit Documents, dated May 21, 1998, indicated herein.

                                    RECITALS
                                    --------

     A. The Borrower desires to sell the stock of certain of its Subsidiaries pursuant to an agreement with a certain third party.

     B. The Credit Agreement, the Credit Documents and certain related agreements place certain restrictions on the Borrower's ability to sell such stock.

     C. The Lenders desire to waive certain of these restrictions subject to certain conditions and amendments to the Credit Agreement.

     D. The Borrower desires to agree to such conditions.

     E. Consummation of the sale of such assets will require amendments to certain other Credit Documents related to the Credit Agreement.

     F. In addition, the parties desire to make an additional amendment to the Credit Agreement related to assignment of commitments under the Credit Agreement.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     Section 1. Amendment to Provisions Relating to Assignments

     Clause (iii) of the proviso at the end of the first sentence of Section 10.03(a) of the Credit Agreement, as amended by Amendment No. 1, shall be amended to read in its entirety as follows:

          "(iii) a Lender may only make an assignment or other transfer of its Loans or Commitment in the minimum amount of $5,000,000 or integral multiples of $500,000 in excess thereof unless such Lender's Loans or Commitment is less than $5,000,000, in which case such Lender may only make an assignment or other transfer of all of its Loans or Commitment."

     Section 2. Amendment to Commitment Reduction Provisions

     Section 2.03(b) of the Credit Agreement shall be amended to read in its entirety as follows:

          "(b) Upon completion of the Subordinated Debt Transaction, the Total Commitment shall be reduced by an amount equal to the lesser of (i) the net proceeds thereof or (ii) the amount required to reduce the Total Commitment to $175,000,000."

     Section 3. Waivers

          (a) The Borrower represents that it has supplied to the Administrative Agent true and complete copies of the following documents related to the proposed sale by the Borrower of all of the issued and outstanding stock of certain wholly owned subsidiaries of the Borrower:

               (i) Letter of Intent, dated August 18, 1998, between Compudyne Corporation ("Compudyne"), the Borrower, Norment Industries, Inc. ("Norment") and Norshield Corporation ("Norshield"); and

               (ii) Draft of Stock Purchase Agreement, such draft dated November 5, 1998 (the "Draft Stock Purchase Agreement"), by and between the Borrower, as "Seller", and Compudyne Corporation, a Nevada corporation, as "Purchaser" ("Compudyne"), pursuant to which the Borrower intends to sell to Compudyne all of the issued and outstanding stock of Norment and Norshield for a purchase price of $22,500,000 (subject to certain adjustments described therein).

          The parties hereto understand that this Waiver and Amendment is being executed and delivered prior to the execution of the Stock Purchase Agreement. This Waiver and Amendment shall become effective as of the date of execution of the definitive Stock Purchase Agreement; provided, that promptly upon execution thereof the Borrower shall have provided a copy of the executed Stock Purchase Agreement to the Administrative Agent and either (A) no material changes, additions, deletions or other modifications shall have been made to the Draft Stock Purchase Agreement, as reflected in the Stock Purchase Agreement, or (B) any material changes, additions, deletions or other modifications reflected in the Stock Purchase Agreement are acceptable to the Administrative Agent. The parties hereby agree that the term "Stock Purchase Agreement" as used in this Waiver and Amendment shall mean such definitive agreement, as approved by the Administrative Agent and as executed by the Borrower and Compudyne (including all exhibits, attachments, or schedules thereto).

          The agreements listed in (i) and (ii) above, and the transactions described therein, shall sometimes be referred to herein as the "Subsidiary Sale" or the "Norment Subsidiary Sale". The wholly owned subsidiaries of the Borrower that are the subject of the Stock Purchase Agreement (Norment and Norshield) shall sometimes be referred to herein as the "Stock Sale Subsidiaries". The total purchase price (as it may be adjusted in accordance with the Stock Purchase Agreement, and including all escrow and other payments as consideration for the sale of the stock of the Stock Sale Subsidiaries) for the Subsidiary Sale, whether received in parts or in whole and whenever received, shall sometimes be referred to herein as the "Purchase Price" or the "Norment Purchase Price". The "Excluded Assets" referred to in the Stock Purchase Agreement shall be referred to herein as the "Excluded Assets".

          (b) The parties agree that the Subsidiary Sale represents a "substantial part" of the assets or property of the Borrower and of the Stock Sale Subsidiaries within the meaning of Section 7.02(a) of the Credit Agreement.

          (c) Pursuant to Section 11.05(a) of the Credit Agreement, the Lenders hereby waive the application to the Subsidiary Sale of (i) the restrictions contained in Section 7.02(a) of the Credit Agreement on sales of a substantial part of the assets or property of the Borrower or its Subsidiaries and (ii) the restrictions contained in Section 7.02(g) of the Credit Agreement on disposal of stock of Subsidiaries, in each case subject to the conditions and amendments contained in this Waiver and Amendment. Anything herein or elsewhere to the contrary notwithstanding, such waivers are granted only insofar as necessary to permit the Subsidiary Sale.

     Section 4. Conditions to Waivers

          (a) In consideration of the grant of the waivers described in Section 3(c) to this Waiver and Amendment, the parties agree to the following amendments to the Credit Agreement:

               (i) Amendments to Defined Terms of Credit Agreement.

                    (1) Section 1.01(c) of the Credit Agreement is amended to
               add the following terms:

                         "`Norment Purchase Price' shall mean the total purchase
                    price (as it may be adjusted in accordance with the Stock Purchase Agreement by and between the Borrower and Compudyne Corporation relating to the Norment Subsidiary Sale in the form contemplated by that certain Conditional Waiver and Amendment No. 2 to Credit Agreement, dated November 10, 1998, related hereto, and including all escrow and other payments as consideration for the sale of the stock of the Subsidiaries the subject of such Stock Purchase Agreement, Norment Industries, Inc. and Norshield Corporation), net of any taxes incurred in connection with the receipt thereof, for the Norment Subsidiary Sale, whether received in parts or in whole and whenever received."

                         "`Norment Purchase Price Payment' shall have the
                    meaning ascribed to such term in Section 2.05(d)(i) hereof."

                         "`Norment Subsidiary Sale' shall mean the sale of all
                    of the issued and outstanding stock of Norment Industries, Inc. and Norshield Corporation, two Subsidiaries of the Borrower, pursuant to the Stock Purchase Agreement by and between the Borrower and Compudyne Corporation relating to such sale in the form contemplated by that certain Conditional Waiver and Amendment No. 2 to the Credit Agreement, dated November 10, 1998, related hereto."

                    (2) The parties agree that the term "Credit Documents" as
               used in the Credit Agreement and the other Credit Documents shall include this Waiver and Amendment.

               (ii) Amendments to Section 2.05, "Prepayment", of Credit
          Agreement.

               Section 2.05 of the Credit Agreement shall be amended to add the following subsections:

                    "(d) (i) If the Borrower or any of its Affiliates shall
               receive any payment of the Norment Purchase Price, in part or in whole (such payment, whether in part or in whole, a "Norment Purchase Price Payment"), at a time when the Total Commitment is greater than $175,000,000, then, immediately following receipt of such Norment Purchase Price Payment, (x) the Borrower shall prepay Loans and L/C Obligations in an amount equal to such Norment Purchase Price Payment and (y) the Total Commitment shall be reduced by an amount equal to such Norment Purchase Price Payment (but not to less than $175,000,000).

                    "(ii) If any Norment Purchase Price Payment shall occur at a time when the Total Commitment is equal to or less than $175,000,000, then, immediately following receipt of such Norment Purchase Price Payment, the Borrower shall prepay Loans and L/C Obligations in an amount equal to such Norment Purchase Price Payment, but no reduction of the Total Commitment shall be required as a consequence thereof."

          (b) Any payment of the then outstanding amount of Loans or L/C Obligations pursuant to Section 4(a) above shall be applied to such Loans or L/C Obligations in accordance with the procedures of the Credit Agreement. All reductions of the Total Commitment shall be permanent.

          (c) To the extent that the conditions in Section 4(a) above are in conflict with any provisions of the Credit Agreement (including, but not limited to, the definition of "Commitment" in the Credit Agreement), the parties hereto agree that the provisions of Section 4(a) hereof shall, in accordance with Section 11.05 of the Credit Agreement, supersede such provisions of the Credit Agreement, but only to the extent necessary to effect the purpose of the waivers contained herein.

     Section 5. Actions Necessary to Effect Waivers and Subsidiary Sale

     Concurrently with the consummation of the Subsidiary Sale, and conditional thereupon, the following actions (a) through (e) shall be taken:

          (a) Pledge Agreement.

               (i) The Agent under the Pledge Agreement, dated May 21, 1998 and executed in connection with the Credit Agreement (the "Pledge Agreement"), shall return the Pledged Securities pertaining to the issued and outstanding stock of the Stock Sale Subsidiaries to the applicable Pledgor in the Pledge Agreement. Such Pledged Securities shall be returned as received (duly endorsed by the appropriate Pledgor in blank for transfer or accompanied by appropriate assignment(s) by the appropriate Pledgor or appropriate undated stock power(s) executed by the appropriate Pledgor or other document sufficient to transfer title thereto).

               (ii) The Pledged Securities returned pursuant to Section 5(a)(i) of this Waiver and Amendment, shall no longer be "Pledged Securities" or "Collateral" as defined in the Pledge Agreement, shall no longer be considered to appear on Schedule A to the Pledge Agreement and shall no longer be subject to any restrictions of the Pledge Agreement.

               (iii) The Agent under the Pledge Agreement agrees to execute and deliver all such agreements, assignments, instruments and documents, including, but not limited to, any release documents under the Uniform Commercial Code (the "UCC"), and to do all such other things as the appropriate Pledgor deems reasonably necessary or appropriate to give effect to the actions or amendments described in Sections 5(a)(i) and 5(a)(ii) above and to remove the Agent's lien and security interest from the Pledged Securities of the Stock Sale Subsidiaries.

               (iv) The Borrower (and Pledgor of the stock of the Stock Sale Subsidiaries) hereby reconfirms the covenants, agreements, representations and warranties made by it in the Pledge Agreement. In particular, should any of the Excluded Assets received by the Borrower from the Stock Sale Subsidiaries be placed into a new domestic Subsidiary, the Borrower agrees that the stock of such new domestic Subsidiary shall be considered "Additional Securities" pursuant to
          Section 2(b) of the Pledge Agreement and the Borrower hereby covenants, in accordance with Section 4(c) of the Pledge Agreement, promptly to furnish to the Agent a duly completed and executed amendment to Schedule A to the Pledge Agreement in the form provided in Schedule B to the Pledge Agreement and promptly to deliver the stock certificate of such new domestic Subsidiary as "Pledged Securities" and "Collateral" in accordance with the Pledge Agreement.

               (v) No party to this Waiver and Amendment intends this Waiver and Amendment to impair or otherwise affect in any way the lien and security interest granted pursuant to the Pledge Agreement on any of the Collateral described therein other than the stock and related assets of the Stock Sale Subsidiaries. No reference to this Waiver and Amendment need be made in any note, instrument or other document at any time referring to the Pledge Agreement -- any reference in any of such to the Pledge Agreement to be deemed to reference the Pledge Agreement as modified hereby. Except as specifically modified hereby, all the terms and conditions of the Pledge Agreement shall stand and remain unchanged and in full force and effect.

          (b) Security Agreement.

               (i) The parties to the Security Agreement, dated May 21, 1998 and executed in connection with the Credit Agreement (the "Security Agreement"), hereby agree that the Stock Sale Subsidiaries shall no longer be "Debtors", as defined in the Security Agreement, and the assets of such Stock Sale Subsidiaries (other than the Excluded Assets) shall no longer be "Collateral", as defined in the Security Agreement.

               (ii) The Collateral Agent in the Security Agreement shall take all reasonable actions necessary to effect the release described in
          Section 5(b)(i) of this Waiver and Amendment, including, but not limited to, execution and delivery of any agreements, instruments or other documents, including, but not limited to, UCC termination statements or other releases pertaining to the Collateral released under Section 5(b)(i) hereof.

               (iii) To the extent that the Excluded Assets become assets of the Borrower or another Subsidiary, such Excluded Assets shall remain Collateral under the Security Agreement, pledged by the appropriate Debtor. To the extent that the Excluded Assets shall be placed by the Borrower into a new domestic Subsidiary, Borrower shall cause, in accordance with Section 13(f) of the Security Agreement, such new domestic Subsidiary to become a Debtor under the Security Agreement by executing and delivering an agreement in the form of Schedule C to the Security Agreement.

               (iv) No party to this Waiver and Amendment intends this Waiver and Amendment to impair or otherwise affect in any way the lien and security interest of granted pursuant to the Security Agreement on any of the Collateral described therein other than the assets of the Stock Sale Subsidiaries. No reference to this Waiver and Amendment need be made in any note, instrument or other document at any time referring to the Security Agreement -- any reference in any of such to the Security Agreement to be deemed to reference the Security Agreement as modified hereby. Except as specifically modified hereby, all the terms and conditions of the Security Agreement shall stand and remain unchanged and in full force and effect.

          (c) Subsidiary Guaranty.

               (i) The parties to the Subsidiary Guaranty Agreement, dated May 21, 1998 and executed in connection with the Credit Agreement (the "Guaranty"), hereby agree that the Stock Sale Subsidiaries shall no longer be Guarantors under the Guaranty and shall no longer be subject to the obligations thereunder.

               (ii) To the extent that the Excluded Assets shall be placed by the Borrower into a new domestic Subsidiary, Borrower shall cause, in accordance with Section 10 of the Guaranty, such new domestic Subsidiary to become a Guarantor under the Guaranty by executing and delivering an agreement in the form of Exhibit A to the Guaranty.

               (iii) No party to this Waiver and Amendment intends this Waiver and Amendment to impair or otherwise affect in any way the Guaranty by the Guarantors described therein, other than the Guaranty by the Stock Sale Subsidiaries. No reference to this Waiver and Amendment need be made in any note, instrument or other document at any time referring to the Guaranty -- any reference in any of such to the Guaranty to be deemed to reference the Guaranty as modified hereby. Except as specifically modified hereby, all the terms and conditions of the Guaranty shall stand and remain unchanged and in full force and effect.

          (d) Contribution Agreement. The parties to the Contribution Agreement, dated May 21, 1998 and executed in connection with the Credit Agreement (the "Contribution Agreement"), hereby agree that the Stock Sale Subsidiaries shall no longer be deemed "Subsidiaries" or "Contributing Parties" under the Contribution Agreement.

          (e) Credit Agreement. The parties hereto agree that the Stock Sale Subsidiaries shall no longer be deemed "Subsidiaries" under the Credit Agreement or any of the Credit Documents.

     Section 6. Miscellaneous

          (a) All capitalized terms not otherwise defined in this Waiver and Amendment shall have the meanings ascribed to them in the Credit Agreement or the Credit Documents.

          (b) All provisions in Article XI of the Credit Agreement shall apply to this Waiver and Amendment with equal force and effect as if restated completely herein.

          (c) Except as set forth in this Waiver and Amendment and Amendment No. 1, the Credit Agreement shall remain in full force and effect without amendment, modification or waiver. Execution and delivery hereof by a Lender shall not preclude the exercise by such Lender of any rights under any Credit Document (as amended or modified from time to time).

          (d) In accordance with Section 11.05(b) of the Credit Agreement, except to the extent expressly set forth herein, the waivers contained in this Waiver and Amendment shall be effective only in the specific instance of the Subsidiary Sale described herein and for the specific purpose for which such waivers are given.

          (e) This Waiver and Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

          (f) This Waiver and Amendment shall be effective on the first date as of which a counterpart hereof has been executed and delivered by the Borrower and all of the Lenders under the Credit Agreement to the Administrative Agent under the Credit Agreement.

                  [THE NEXT PAGE IS THE FIRST SIGNATURE PAGE.]

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed as of the date first above written.

                                       APOGEE ENTERPRISES, INC.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       THE BANK OF NEW YORK, as
                                       Administrative Agent, L/C
                                       Issuer and Swing Line
                                       Lender in the Credit
                                       Agreement


                                       By: /s/ Richard A. Raffetto
                                           -------------------------------------
                                           Name:  Richard A. Raffetto
                                           Title:  Vice President

                                       LENDERS (and other Agents)
                                       --------------------------

                                       THE BANK OF NEW YORK, as a Lender in the
                                       Credit Agreement


                                       By: /s/ Richard A. Raffetto
                                           -------------------------------------
                                           Name:  Richard A. Raffetto
                                           Title:  Vice President

                                       U.S. BANK NATIONAL ASSOCIATION, as
                                       Syndication Agent and a Lender in the
                                       Credit Agreement


                                       By: /s/ Matthew A. Ross
                                           -------------------------------------
                                           Name:  Matthew A. Ross
                                           Title:  Vice President

                                       HARRIS TRUST AND SAVINGS BANK, as
                                       Documentation Agent and a Lender in the
                                       Credit Agreement


                                       By: /s/ Catherine C. Ciolek
                                           -------------------------------------
                                           Name:  Catherine C. Ciolek
                                           Title:  Vice President

                                       THE BANK OF NOVA SCOTIA, as Co-Agent and a Lender in the Credit Agreement

                                       By: /s/ M.D. Smith
                                           -------------------------------------
                                           Name:  M.D. Smith
                                           Title:  Agent Operations

                                       COMERICA BANK, as Co-Agent and a Lender
                                       in the Credit Agreement

                                       By: /s/ Timothy O'Rourke
                                           -------------------------------------
                                           Name:  Timothy O'Rourke
                                           Title:  Vice President

                                       THE FUJI BANK, LIMITED, as a Lender in
                                       the Credit Agreement


                                       By: /s/ Peter L. Chinnici
                                           -------------------------------------
                                           Name:  Peter L. Chinnici
                                           Title:  Joint General Manager

                                       THE SUMITOMO BANK, LIMITED, as a Lender
                                       in the Credit Agreement

                                       By: /s/ John H. Kemper
                                           -------------------------------------
                                           Name:  John H. Kemper
                                           Title:  Senior Vice President

                                       NORWEST BANK MINNESOTA, NATIONAL
                                       ASSOCIATION, as a Lender in the Credit
                                       Agreement

                                       By: /s/ Molly S. Van Metre
                                           -------------------------------------
                                           Name:  Molly S. Van Metre
                                           Title:  Vice President

                                       REGIONS BANK, as a Lender in the Credit
                                       Agreement

                                       By: /s/ Jim Schmaltz
                                           -------------------------------------
                                           Name:  Jim Schmaltz
                                           Title:  Vice President

                        [PARTIES TO THE PLEDGE AGREEMENT]


                                       PLEDGOR:
                                       --------

                                       APOGEE ENTERPRISES, INC., as Pledgor of
                                       the stock of Norment Industries, Inc. and Norshield Corporation


                                       By: /s/ Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer


                                       ACCEPTED BY:
                                       -----------

                                       THE BANK OF NEW YORK, as Agent for the
                                       Secured Creditors in the Pledge Agreement


                                       By: /s/ Richard A. Raffetto
                                           -------------------------------------
                                           Name:  Richard A. Raffetto
                                           Title:  Vice President

                       [PARTIES TO THE SECURITY AGREEMENT]


                                       DEBTORS:

                                       APOGEE ENTERPRISES, INC.


                                       By: /s/ Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary and
                                                   Assistant Treasurer

                                       HARMON, INC.


                                       By: /s/ Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary and
                                                   Assistant Treasurer

                                       VIRACON/CURVELITE, INC.


                                       By: /s/ Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary and
                                                   Assistant Treasurer

                                       NORMENT INDUSTRIES, INC.


                                       By: /s/ Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary and
                                                   Assistant Treasurer

                                       APOGEE WAUSAU GROUP, INC.


                                       By: /s/ Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary and
                                                   Assistant Treasurer

                                       MILCO CONTRACTING, INC.


                                       By: /s/ Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary and
                                                   Assistant Treasurer

                                       THE GLASS DEPOT, INC.


                                       By: /s/ Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary and
                                                   Assistant Treasurer

                                       THE GLASS DEPOT OF NY, INC.


                                       By: /s/ Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary and
                                                   Assistant Treasurer

                                       NORSHIELD CORPORATION


                                       By: /s/ Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary and
                                                   Assistant Treasurer

                                       VIRACON, INC.


                                       By: /s/ Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary and
                                                   Assistant Treasurer

                                       VIRATEC THIN FILMS, INC.


                                       By: /s/ Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary and
                                                   Assistant Treasurer

                                       TRU VUE, INC.


                                       By: /s/ Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary and
                                                   Assistant Treasurer

                                       HARMON GLASS COMPANY

                                       By: /s/ Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary and
                                                   Assistant Treasurer

                                       AMERICAN MANAGEMENT GROUP


                                       By: /s/ Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary and
                                                   Assistant Treasurer

                                       DOVER GLASS COMPANY


                                       By: /s/ Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary and
                                                   Assistant Treasurer

                                       HARMON, LTD.


                                       By: /s/ Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary and
                                                   Assistant Treasurer

                                       ACCEPTED BY:
                                       -----------

                                       THE BANK OF NEW YORK, as Agent for the
                                       Secured Creditors in the Security
                                       Agreement


                                       By: /s/ Richard A. Raffetto
                                           -------------------------------------
                                           Name:  Richard A. Raffetto
                                           Title:  Vice President

                 [PARTIES TO THE SUBSIDIARY GUARANTY AGREEMENT]


                                       GUARANTORS:
                                       -----------

                                       HARMON, INC.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       VIRACON/CURVELITE, INC.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       NORMENT INDUSTRIES, INC.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       APOGEE WAUSAU GROUP, INC.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       MILCO CONTRACTING, INC.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       THE GLASS DEPOT, INC.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       THE GLASS DEPOT OF NY, INC.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       NORSHIELD CORPORATION


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       VIRACON, INC.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       VIRATEC THIN FILMS, INC.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       TRU VUE, INC.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       HARMON GLASS COMPANY


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       AMERICAN MANAGEMENT GROUP


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       DOVER GLASS COMPANY


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       HARMON, LTD.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       ACCEPTED BY:
                                       -----------

                                       THE BANK OF NEW YORK, as Agent for the
                                       Guaranteed Creditors in the Subsidiary
                                       Guaranty Agreement


                                       By: /s/ Richard A. Raffetto
                                           -------------------------------------
                                           Name:  Richard A. Raffetto
                                           Title:  Vice President

                     [PARTIES TO THE CONTRIBUTION AGREEMENT]


                                       CONTRIBUTING PARTIES:
                                       --------------------

                                       APOGEE ENTERPRISES, INC.


                                       By: /s/ Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       HARMON, INC.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       VIRACON/CURVELITE, INC.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       NORMENT INDUSTRIES, INC.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       APOGEE WAUSAU GROUP, INC.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       MILCO CONTRACTING, INC.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       THE GLASS DEPOT, INC.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       THE GLASS DEPOT OF NY, INC.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       NORSHIELD CORPORATION


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       VIRACON, INC.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       VIRATEC THIN FILMS, INC.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       TRU VUE, INC.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       HARMON GLASS COMPANY


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       AMERICAN MANAGEMENT GROUP


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       DOVER GLASS COMPANY


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer

                                       HARMON, LTD.


                                       By: /s/  Gary R. Johnson
                                           -------------------------------------
                                           Name:  Gary R. Johnson
                                           Title:  Assistant Secretary &
                                                   Assistant Treasurer